Exhibit 10.9

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Date:  July 14, 2008

ORASCOM TELECOM HOLDING S.A.E.

By:    /s/ Naguib Sawiris
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Name:  Naguib Sawiris
Title: Chairman of the Board and
Chief Executive Officer

WEATHER CAPITAL S.A.R.L.

By:    /s/ Naguib Sawiris
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Name:  Naguib Sawiris
Title: Director

WEATHER INVESTMENTS S.p.A.

By:    /s/ Naguib Sawiris
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Name:  Naguib Sawiris
Title: Director

WEATHER INVESTMENTS II S.A.R.L.

By:    /s/ Naguib Sawiris
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Name:  Naguib Sawiris
Title: Director

APRIL HOLDING

By:    /s/ Naguib Sawiris
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Name:  Naguib Sawiris
Title: Director

FEBRUARY PRIVATE TRUST COMPANY (JERSEY) LIMITED, in its
capacity as trustee of March Jersey Trust

By:    /s/ Hassan Abdou
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Name:  Hassan Abdou
Title: Director